UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 15, 2011

Geeknet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11216 Waples Mill Road, Suite 100
Fairfax, VA 22030
(Address of principal executive offices, including zip code)

(877) 433-5638
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      Results of Operations and Financial Condition.

On February 14, 2012, Geeknet, Inc. (the “Company”), issued a press release announcing its financial results for the 2011 fiscal year, which ended December 31, 2011.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The Company is also furnishing in this Current Report on Form 8-K a press release issued on February 15, 2011 announcing the Company’s financial results for the 2010 fiscal year, which press release is required to be included in a Current Report on Form 8-K.  A copy of this press release is attached hereto as Exhibit 99.2.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not, except to the extent required by applicable law or regulation, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release issued by Geeknet, Inc. dated February 14, 2012
99.2	Press Release issued by Geeknet, Inc. dated February 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEEKNET, INC. a Delaware corporation

By:	/s/ Kathryn McCarthy
Kathryn McCarthy Executive Vice President and Chief Financial Officer

Date:  February 14, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Geeknet, Inc. dated February 14, 2012
99.2	Press Release issued by Geeknet, Inc. dated February 15, 2011